                           PLEDGE AND ESCROW AGREEMENT

          THIS PLEDGE AND ESCROW AGREEMENT ("AGREEMENT") is made as of June 14, 2006 by and among ZBB ENERGY CORPORATION, a Wisconsin corporation, (the "PLEDGOR"), CRUCIAN TRANSITION INC. DBA CTI CAPITAL MANAGEMENT, (the "PLEDGEE") and TARTER KRINSKY & DROGIN LLP (the "ESCROW AGENT") as agent for the Pledgee.

                                   WITNESSETH:

          WHEREAS, pursuant to a Note Purchase Agreement, dated June 14, 2006, (the "NOTE PURCHASE AGREEMENT") the Company issued to certain Buyers (as defined in the Note Purchase Agreement) certain 8% Senior Secured Notes (collectively, the "NOTES") and may issue Advance Notes (as defined in the Note Purchase Agreement); and

          WHEREAS, the Pledgor, the Buyers and the Pledgee contemporaneously entered into a Security Agreement dated June 14, 2006 (the "SECURITY AGREEMENT") to secure the Obligations (as defined in the Security Agreement); and

          WHEREAS, the Pledgee enters into this Pledge and Escrow Agreement as the Collateral Agent under the Security Agreement.

          NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. PLEDGE AND SECURITY INTEREST. As collateral security for the full and timely satisfaction of all of the Obligations, the Pledgor herewith deposits and pledges with the Escrow Agent, in form transferable for delivery, and grants to the Escrow Agent as agent for the Pledgee, a security interest in the following:

               (a) all issued and outstanding shares of Common Stock of ZBB Technologies, Inc., a Wisconsin corporation; and

               (b) all issued and outstanding shares of Common Stock of ZBB Technologies, Ltd., an Australian corporation. and

               (c) all of Pledgor's interest in, which constitutes 49% interest of, the issued and outstanding shares of Common Stock of ZBB China Pty Ltd., an Australian corporation.

Each of the foregoing is referred to herein as an "ISSUER" and collectively as the "ISSUERS" and the foregoing shares are collectively referred to as the "SECURITIES." The security interest granted herein includes the Securities and the certificates or other instruments or documents evidencing same and such additional property at any time and from time to time receivable by the Pledgee hereunder or otherwise distributed in respect of, or in exchange for, any Securities (herein collectively called the "PLEDGED SECURITIES"). The Pledgor consents to the Pledgee filing, on behalf of Pledgor, UCC-1 financing statements with respect to the Pledged Securities.

          2. VOTING RIGHTS, ETC.

               (a) So long as no Event of Default (as defined herein) is continuing, the Pledgor shall be entitled: (i) to exercise, at its discretion, the voting power with respect to the Pledged Securities; and (ii) to receive and retain for its own account any and all dividends (other than stock or liquidating dividends) and interest at any time and from time to time declared or paid upon any of the Pledged Securities.

               (b) After occurrence and during the continuance of an Event of Default, and after delivery of notice to the Escrow Agent pursuant to Section 5(a)(i), the Pledgee shall be entitled to exercise all voting power with respect to the Pledged Securities, and to direct the Escrow Agent to so exercise such power, and the Escrow Agent shall be entitled to receive and retain, as additional collateral hereunder, any and all dividends and interest at any time and from time to time declared or paid upon any of the Pledged Securities.

               (c) Notwithstanding whether the Pledgee has given such notice to the Escrow Agent pursuant to Section 5(a)(i), the Pledgee shall be entitled to exercise all voting power with respect to the Pledged Securities and to direct the Escrow Agent to so exercise such power, with respect to any amendments, consents or waivers, which individually or collectively would restrict, diminish or otherwise alter the rights of the holders of any Issuer's common stock.

          3. ADDITIONAL PROPERTY RECEIVABLE BY ESCROW AGENT. In case, upon the dissolution or liquidation (in whole or in part) of any Issuer of the Pledged Securities, any sum shall be paid as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities, and in case any such shall be paid on account of the principal of any of the Pledged Securities which shall be an obligation, such sum shall be paid over to the Escrow Agent, to be held by the Escrow Agent as additional collateral hereunder. In case any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of any Issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such Issuer, or to the merger or consolidation of such Issuer with or into another corporation, the shares, obligations or other property so distributed shall be delivered to the Escrow Agent, to be held by it as additional collateral hereunder, and all of the same (other than cash) shall constitute Pledged Securities for all purposes hereof.

          4. INVESTMENT OF CASH COLLATERAL. Any cash received and retained by the Escrow Agent as additional collateral hereunder pursuant to the foregoing provisions, shall continue to be held in escrow by Escrow Agent in accordance with the terms hereof and shall be distributed and disposed of by Escrow Agent in the same manner as Pledged Securities. Any such cash shall be held and invested in any obligation of, or unconditionally guaranteed by, the United States of America, entitled to its full faith and credit or deposits, either interest bearing or non-interest bearing, issued by a bank which is a member of the Federal Reserve System and which deposits are guaranteed by the Federal Deposit Insurance Company.

          5. DELIVERY OF THE PLEDGED SECURITIES.

               (a) The Escrow Agent shall deliver the Pledged Securities in the event of, and in accordance with, any of the following:

                    (i) If the Pledgee gives notice to the Escrow Agent and the Pledgor that an Event of Default shall have occurred, which notice shall specify the amount outstanding under the Obligations, the Escrow Agent shall deliver to the Pledgee, or as directed by the Pledgee, the Pledged Securities within five
(5) business days after receipt of such notice.

                    (ii) Upon receipt by the Escrow Agent of a certified judgment or order of a court of competent jurisdiction, if receipt is prior to the Escrow Agent's release of the Pledged Securities under Section 5(a)(i), the Escrow Agent shall deliver the Pledged Securities as directed by such judgment or order.

               (b) If the Pledgee has provided notice pursuant to Section 5(a)(i), the Escrow Agent shall not deliver the Pledged Securities except in accordance with Section 5(a) or the joint instructions of the Pledgee and the Pledgor.

          6. INSTRUCTIONS TO ESCROW AGENT. Notwithstanding any other provision of this Agreement, upon receipt by the Escrow Agent of written instructions signed by or on behalf of each of the Pledgor and the Pledgee, with all signatures duly notarized, the Escrow Agent shall make any other payment or delivery of the Pledged Securities then held hereunder as may be specified in such instructions.

          7. DEFAULT AND REMEDIES.

               (a) For the purposes of this Agreement, "EVENT OF DEFAULT" shall mean the occurrence of a Default or an Event of Default as defined in the Note Purchase Agreement.

               (b) The Pledgee shall have the following rights upon any Event of
Default:

                    (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (the "UCC"), as said law may at any time be amended;

                    (ii) the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Pledged Securities;

                    (iii) the right to cause any or all of the Pledged Securities to be transferred to the Buyers' names or to the names of their designees and have such transfer recorded in any place or places deemed appropriate by the Pledgee; and

                    (iv) the right to sell, at a public or private sale, the Pledged Securities or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the UCC (as such law may be amended from time to time); provided however, that such sale shall be in conformity with all applicable U.S. federal and state securities laws and regulations. Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Securities so sold. The Pledgee shall give the Pledgor not less than ten (10) days' written notice of its intention to make any such sale. Any such sale shall be held at such time or times during ordinary business hours and at such place or places as the Pledgee may fix in the notice of such sale. The Pledgee may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Securities upon terms calling for payments in the future, any Pledged Securities so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall incur no liability in the case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and, in the case of such failure, such Pledged Securities may again be sold upon like notice. The Pledgee, however, instead of exercising the power of sale herein conferred upon Pledgee, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Pledgee shall incur no liability as a result of a sale of the Pledged Securities or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys' fees incurred in connection with such sale, shall be applied in reduction of the Obligations, and the remainder, if any, shall be paid to the Pledgor.

               (c) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and other terms less favorable to the Pledgor than if such Pledged Securities were sold at public sales, and that the Pledgee has no obligation to delay sale of any such Pledged Securities for the period of time necessary to permit the Issuer of such Pledged Securities, even if such Issuer would agree, to register such Pledged Securities for public sale under such applicable securities laws.

               (d) The remedies provided herein in favor of the Pledgee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Pledgee existing at law or in equity.

               (e) The Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities.

               (f) The Pledgee shall have no duty as to the collection or protection of the Pledged Securities or income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in Pledgee's possession.

               (g) No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of the Pledgee at law or equity or under this Agreement or any of the documents shall not be deemed to be an election of Pledgee's rights or remedies under such documents or at law or equity.

               (h) The proceeds of any sale or enforcement of or against all or any part of the Pledged Securities, and any other cash or collateral at the time held by the Pledgee hereunder, shall be applied by the Pledgee first to the payment of the reasonable costs of any such sale or enforcement, then to reimburse the Pledgee for any damages, costs or expenses incurred by the Pledgee as a result of an Event of Default, then to the payment of the principal amount or stated value (as applicable) of, and interest and any other payments due in respect of, the Obligations, each in accordance with the Pledgee's obligations under the Security Agreement. As used in this Agreement, "proceeds" shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Pledged Securities, including any thereof received under any reorganization, liquidation or adjustment of debt of any Issuer of securities included in the Pledged Securities.

          8. DELIVERY OF PLEDGED SECURITIES TO PLEDGOR. Upon payment in full of the Obligations, the Pledgee, or the Escrow Agent if the Pledged Securities are held by the Escrow Agent, shall promptly return of all of the Pledged Securities and of all other property and cash, which have not been used or applied toward the payment of the Obligations, to the Pledgor. The assignment by the Pledgee or the Escrow Agent to the Pledgor of such Pledged Securities and other property shall be without representation or warranty of any nature whatsoever and wholly without recourse.

          9. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants to the Pledgee that:

               (a) The Pledgor has full power and authority and legal right to pledge the Pledged Securities to the Pledgee pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms.

               (b) The execution, delivery and performance of this Agreement and other instruments contemplated herein will not violate any provision of any order or decree of any court or governmental instrumentality or of any mortgage, indenture, contract or other agreement to which the Pledgor or the Issuer is a party or by which the Pledgor, the Issuer or the Pledged Securities may be bound, and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of the Pledgor's or the Issuer's properties pursuant to the provisions of such mortgage, indenture, contract or other agreement.

               (c) The Pledgor is the sole record and beneficial owner of all of the Securities.

               (d) The Pledgor owns the Pledged Securities free and clear of all liens, claims, encumbrances and preemptive rights.

               (e) All of the Securities were validly issued, fully paid and non-assessable.

               (f) The Securities represent all of the issued and outstanding shares of capital stock of each Issuer and there are no issued and outstanding options, warranties or other rights to acquire any capital stock of the Issuers.

          10. ESCROW AGENT. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which shall govern and control with respect to its rights, duties, liabilities and immunities:

               (a) The duties of the Escrow Agent are only such as are herein specifically provided, being purely ministerial in nature. The Escrow Agent shall incur no liability whatsoever to the Pledgee, the Pledgor or otherwise, except for its own willful misconduct or gross negligence.

               (b) The Escrow Agent shall be under no responsibility in respect of any of the items deposited with it other than to follow the provisions of this Agreement. The Escrow Agent may consult with counsel and shall be fully protected in any action taken or omitted in good faith, in accordance with the advice of such counsel.

               (c) The Escrow Agent shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so by the Pledgee or the Pledgor and fully indemnified by the requesting party or parties to its satisfaction against the cost and expense of such defense. The Escrow Agent shall not be required to institute legal proceedings of any kind.

               (d) The Escrow Agent shall have no responsibility for the genuineness, validity or value of any certificate, document or other item deposited with or delivered to it, and the Escrow Agent shall be fully protected in acting in accordance therewith.

               (e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, or shall receive instructions from the Pledgee or the Pledgor with respect to the Pledged Securities that, in its opinion, are in conflict with any of the provisions of this Agreement, the Escrow Agreement shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by both the Pledgee and the Pledgor or by a final order of a court of competent jurisdiction.

               (f) Notwithstanding any provision to the contrary contained in any other agreement (excluding any amendment to this Agreement) between any of the parties hereto, the Escrow Agent shall have no interest in the Pledged Securities except as provided in this Agreement.

               (g) In the event that any of the terms and provisions of any other agreement (excluding any amendment to this Agreement) between any of the parties hereto conflict or are inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement in respect of the rights and duties of the Escrow Agent shall govern and control in all respects.

               (h) Nothing in this Agreement shall be deemed to prohibit the Escrow Agent from representing one or all of the parties to this Agreement in connection with any matter whatsoever.

               (i) The Escrow Agent may at any time by written notice given to all parties to this Agreement resign its position under this Agreement, whereupon the other parties to this Agreement shall designate one or more persons to act as a successor.

          11. COMPENSATION AND EXPENSES OF ESCROW AGENT. Escrow Agent shall be compensated by Pledgor at the Escrow Agent's normal hourly rate in connection with its services hereunder, and be entitled to reimbursement by Pledgor for all substantiated, reasonably necessary expenses (including reasonable counsel fees, if applicable) incurred by the Escrow Agent in the performance of its duties hereunder. Such compensation and reimbursement shall be payable by the Pledgor to Escrow Agent upon the sooner to occur of (i) repayment of the Obligations, or
(ii) such expenses reach the maximum amount set forth above in this Section 11.

          12. NOTICES. All notices, requests, demands, consents and other communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given when delivered by hand or three days after being mailed in the United States by first class registered or certified mail, postage prepaid, return receipt requested, to each party at the address for such party set forth below or at such other address as such party may from time to time designate as to itself by notice given in compliance with this paragraph:

     If to the Pledgor:        ZBB Energy Corporation
                               N93 W14475 Whittaker Way
                               Menomonee Falls, WI 53051
                               Attn: Robert Parry, Chief Executive Officer
                               Telephone: (262) 253-9800
                               Facsimile: (262) 253-9822

     with copies to:           Hodgson Russ LLP
                               60 East 42nd Street, 37th Floor
                               New York, New York 10165 - 0150
                               Attn: Steven Weiss, Esq.
                               Telephone: (212) 661-3535
                               Facsimile: (212) 972-1677

     if to the Pledgee:        CTI Capital Management

                               1967 Longwood-Lake Mary Road
                               Longwood, Florida 32750
                               Attention: Kara Irish
                               Telephone: (407) 833-4000
                               Facsimile: (407) 771-4419

     with copies to:           Tarter Krinsky & Drogin LLP
                               470 Park Avenue South, 14th Floor
                               New York, NY  10016
                               Attention:  James G. Smith, Esq.
                               Telephone: (212) 481-8585
                               Facsimile: (212) 481-9062

     if to the Escrow Agent:   Tarter Krinsky & Drogin LLP
                               470 Park Avenue South, 14th Floor
                               New York, NY  10016
                               Attention:  James G. Smith, Esq.
                               Telephone: (212) 481-8585
                               Facsimile: (212) 481-9062

          13. BINDING NATURE. This Agreement and the rights and obligations of the Pledgee, Pledgor and Escrow Agent hereunder shall bind and inure to the benefit of the parties and their respective successors and assigns.

          14. APPLICABLE LAW. This Agreement has been negotiated, made and delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles thereof relating to the conflict of laws. By signing this Agreement, the Pledgor acknowledges that any dispute or controversy between Pledgor and Pledgee may be based on difficult and complex issues of law and fact. Accordingly, the Pledgor hereby waives, to the extent permitted by applicable law, trial by jury in any action or proceeding of any kind or nature in any court or tribunal in which an action may be commenced by or against the Pledgor arising out of this Agreement or by reason of any other cause or dispute whatsoever between the Pledgor and the Pledgee of any kind or nature. The Pledgor hereby irrevocably consents to the non-exclusive jurisdiction of any court of the State of New York located in New York County, New York, and any federal court located in any such County with respect to any litigation relating to this Agreement. The Pledgor expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in any such court, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers may be made by registered or certified mail, return receipt requested, addressed to the Pledgor at the address of the Pledgor set forth above. Should Pledgor fail to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing thereof, the Pledgor shall be deemed in default and an order and/or judgment may be entered against it as prayed for in such summons, complaint, process or papers. The choice of forum set forth in this paragraph shall not be deemed to preclude the bringing of any action by the Pledgee or the Pledgee's enforcement of any judgment obtained in such forum in any other appropriate jurisdiction. The Pledgor hereby waives the right to assert the defense of forum non conveniens and the right to challenge the venue, subject matter or personal jurisdiction of any court proceeding.

          15. ATTORNEYS' FEES. The Pledgor agrees to pay all costs including all reasonable attorneys' fees and disbursements incurred by the Pledgee, the Escrow Agent or any Buyer, or the respective assignees, in enforcing this Agreement in accordance with its terms.

          16. TERMINATION. This Agreement shall terminate upon the payment in full of the Obligations of the Pledgor; provided, however, that the obligations of the Escrow Agent shall terminate at the time when all of the Pledged Securities held hereunder have been delivered by the Escrow Agent as provided in this Agreement.

          17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Escrow Agent have executed this Agreement as of the day and year first above written.

                                        THE PLEDGOR:

                                        ZBB ENERGY CORPORATION


                                        By:
                                            ------------------------------------
                                               Robert Parry
                                               Chief Executive Officer


                                        THE PLEDGEE:

                                        CRUCIAN TRANSITION INC.
                                        DBA CTI CAPITAL MANAGEMENT


                                        By:
                                            ------------------------------------
                                               Name:
                                               Title:


                                        THE ESCROW AGENT:

                                        TARTER KRINSKY & DROGIN LLP


                                        By:
                                            ------------------------------------
                                               Name:
                                               Title: